UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2003

OXFORD HEALTH PLANS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0001-16437	061118515
(State or other jurisdiction)	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

48 Monroe Turnpike, Trumbull, Connecticut		06611

(Address of principal executive offices		(Zip Code)

(203) 459-6000

(Registrant’s telephone number, including area code)

Item 7.    Financial Statements and Exhibits

(c)	Exhibits

99	Press Release dated February 4, 2003 announcing the Registrant’s Fourth Quarter and Full Year 2002 Results

Item	9. Regulation FD Disclosure.

The Company’s Press Release dated February 4, 2003 announcing its fourth quarter and full year 2003 results is attached as an Exhibit hereto and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OXFORD HEALTH PLANS, INC

Date: February 4, 2003	By:	/s/ MARC M. KOLE
Mark M. Kole Senior Vice President Finance and Principal Accounting Officer

OXFORD HEALTH PLANS, INC. AND SUBSIDIARIES

Exhibit Index

Exhibit		Page
Number	Description of Document	Number

99	Press Release dated February 4, 2003	4

3